                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K


                                 Current Report
                       Pursuant To Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                            -------------------------

       Date of Report (Date of earliest event reported): December 12, 2003

                        Commission File Number: 333-82617

(State or other jurisdiction                (Exact name of                       (I.R.S. Employer
----------------------------                --------------                       ----------------
     of incorporation                   registrant as specified               Identification Number)
     ----------------                   -----------------------               ----------------------
     or organization)                       in its charter)
     ----------------                        ---------------
          Michigan                   Venture Holdings Company LLC                   38-3470015
          Michigan                            Vemco, Inc.                           38-2737797
          Michigan                  Venture Industries Corporation                  38-2034680
          Michigan              Venture Mold & Engineering Corporation              38-2556799
          Michigan                      Venture Leasing Company                     38-2777356
          Michigan                        Vemco Leasing, Inc.                       38-2777324
          Michigan                   Venture Holdings Corporation                   38-2793543
          Michigan                      Venture Service Company                     38-3024165
          Michigan                    Experience Management, LLC                    38-3382308
          Michigan                       Venture Europe, Inc.                       38-3464213
          Michigan                      Venture EU Corporation                      38-3470019

                  33662 JAMES J. POMPO, FRASER, MICHIGAN 48026
                         -------------------------------
          (Address of principal executive offices, including zip code)

                                  586-294-1500
                         -------------------------------
                         (Registrant's telephone number)

                                      N.A.
                         -------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

                  On December 12, 2003, Venture Holdings Company LLC and its subsidiaries (collectively, the "Company"), all of whom are debtors in the Company's previously-disclosed Chapter 11 reorganization proceeding (Case No. 03-48939), filed complaints (the "Complaints") against Venture Automotive Corp., Harper Properties of Clinton Township Ltd., Deluxe Pattern Acquisition Corporation and Venture Sales & Engineering Corp. (collectively, the "Defendants"). The Complaints were filed against the Defendants in the United States Bankruptcy Court for the Eastern District of Michigan, Southern Division in furtherance of the Plan of Reorganization filed by the Company on September 24, 2003 (the "Plan").

                  In connection with the filing of the Complaints, the Company will also file a motion to establish a warrant valuation procedure (the "Motion"). The Motion will be filed pursuant to the Plan. The Motion will include, in part, a request for a determination of the value of the Company's claims set forth in the Complaints and other similar complaints that the Company may file in the future. The value of the Company's claims against the Defendants in these and such other complaints will be a significant component in determining the value of the warrants to purchase common membership interests of Venture Companies, LLC ("Venture Delaware"). Venture Delaware will be established pursuant to the Plan. Further, pursuant to the Plan, the warrants will be issued to certain of the Company's unsecured creditors. The value of the warrants will be the basis for determining the number of common membership interests of Venture Delaware to be issued to the Company's unsecured creditors under the Plan. As the Company has previously disclosed, Venture Delaware will receive, among other things, the assets of the Company and various companies owned by Lawrence Winget ("Winget") and his affiliates upon confirmation of the Plan.

                  The Complaints and such other complaints that may be filed by the Company contain claims that the Company holds for the benefit of creditors. Those claims are based on theories of recovery under the Bankruptcy Code and other applicable law, including, as applicable, preferential transfer, recovery of transfers made for less than fair value while the Company was insolvent, other avoidance actions and other state law claims of action that arise from the alleged facts.

                  This report may contain statements that are or may be deemed to be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although the Company believes that such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to have been correct. Such forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results, performance or achievements of the Company to be different from any future results, performance, and achievements expressed or implied by these statements. Such risk factors include, among others, the following:

    - changes arising from our Chapter 11 filing, including the length of time we will operate under Chapter 11 protection, the outcome of the proceedings in general, whether we will have sufficient funds to pay all of our allowed secured, administrative and priority claims, and uncertainties relating to whether the transactions contemplated by the Plan will be consummated;

    -    our ability to continue as a going concern;

    - our ability to satisfy the conditions to closing the proposed transactions under the Plan and our ability to obtain court approval with respect to motions in the Chapter 11 proceeding from time to time;

    - our ability to successfully prosecute and recover on the claims described herein and in future complaints we may file;

    - our ability to develop, negotiate, prosecute, confirm and consummate one or more plans of reorganization with respect to our Chapter 11 case, including the Plan;

    - risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period that we have to confirm one or more plans of reorganization, for the appointment of a Chapter 11 trustee or to convert our case to a Chapter 7 case;

    - our ability to obtain and maintain satisfactory terms with vendors and service providers;

    -    our ability to maintain contracts that are critical to our operations;

    - our ability to maintain the services of managers and other key employees;

    - the potential adverse impact of the Chapter 11 case on our liquidity or results of operations;

    -    our ability to develop, fund and execute our revised business plan; and

    - other risk factors affecting our business generally including: international, national and local political, economic and market conditions; incremental costs, slowed automobile production or other effects that may occur as a result of possible war or future terrorist attacks; demographic changes; the size and growth of the automobile market or the plastic automobile component market; the size, timing and mix of purchases of our products; our ability to realize savings from our focus on reducing and controlling costs; our ability to realize the benefits of general tax reduction plans; new product development and introduction; existing government regulations and changes in, or the failure to comply with, government regulations; adverse publicity; dependence upon original equipment manufacturers; liability and other claims asserted against us; competition; the loss of significant customers or suppliers; fluctuations and difficulty in forecasting operating results; unfavorable currency exchange rates relative to the U.S. dollar; changes in business strategy or development plans; business disruptions; product recalls; warranty costs; the ability to attract and retain qualified personnel; and the ability to protect technology.

                  The forward-looking statements included in this report are based on information available to us as of the date of this report, and we assume no obligation to update any of these statements.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      VENTURE HOLDINGS COMPANY LLC
                                      VEMCO, INC.
                                      VENTURE INDUSTRIES CORPORATION
                                      VENTURE MOLD & ENGINEERING CORPORATION
                                      VENTURE LEASING COMPANY
                                      VEMCO LEASING, INC.
                                      VENTURE HOLDINGS CORPORATION
                                      VENTURE SERVICE COMPANY
                                      EXPERIENCE MANAGEMENT LLC
                                      VENTURE EUROPE, INC.
                                      VENTURE EU CORPORATION



                                      By: /s/ Kenneth E. Anderson
                                         ---------------------------------------
                                      Name:  Kenneth Anderson
                                      Title:  Chief Financial Officer
                                      Dated: December 12, 2003